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          Exhibit 10.1
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Silicon Valley Bank

Amendment to Loan Agreements

Borrower:      DTM Corporation
Address:       1611 Headway Circle, Building 2
               Austin, Texas 78754

Date:          May 30, 2000

     THIS AMENDMENT TO LOAN AGREEMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     Silicon and Borrower have entered into (i) a Loan and Security Agreement dated June 8, 1999 (the "Domestic Loan Agreement"), and (ii) a Loan and Security Agreement (Exim Program) dated June 8, 2000 (the "Exim Loan Agreement"; the Domestic Loan Agreement and the Exim Loan Agreement may be collectively referred to herein as the "Loan Agreements"), together with certain documents, instruments and agreements related to the Loan Agreements.

     Silicon and Borrower agree to amend the Loan Agreements (as otherwise amended, if at all) as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreements.)

     1. Domestic Loan Agreement Credit Limit. In Section 1 of the Schedule to the Domestic Loan Agreement, all language preceding the heading entitled "Letter of Credit Sublimit" is hereby amended to read as follows:

     "1.  Credit Limit
           (Section 1.1):     An amount not to exceed the lesser of
                              a total of $2,000,000 at any one time
                              outstanding (the "Maximum Credit Limit"), or the sum of (a) and (b) below:
                              (a)  85% of the amount of Borrower's
                                   Eligible Receivables (as defined in
                                   Section 8 above), plus

                              (b)  an amount not to exceed the lesser of:

                                   (1)  40% of the value of Borrower's
                                        Eligible Inventory (as defined
                                        in Section 8 above), calculated at
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               Silicon Valley Bank                Amendment to Loan Agreements
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                                        the lower of cost or market value
                                        and determined on a first-in,
                                        first-out basis;

                                        or

                                   (2)  $500,000."

     2. Domestic Loan Agreement Interest Rate. Section 2 of the Schedule to the Domestic Loan Agreement is hereby amended in its entirety to read as follows:

     "2.  Interest.
         Interest Rate
         (Section 1.2):       A rate equal to the "Prime Rate" in
                              effect from time to time, plus 1.5%
                              per annum.  Interest shall be
                              calculated on the basis of a 360-day
                              year for the actual number of days
                              elapsed.
                              "Prime Rate" means the rate announced
                              from time to time by Silicon as its
                              "prime rate;" it is a base rate upon
                              which other rates charged by Silicon
                              are based, and it is not necessarily
                              the best rate available at Silicon.
                              The interest rate applicable to the
                              Obligations shall change on each date
                              there is a change in the Prime Rate.
         Minimum Monthly
         Interest (Section 1.2):  N/A."
     3. Domestic Loan Agreement Maturity Date. Section 4 of the Schedule to the Domestic Loan Agreement is hereby amended in its entirety to read as follows:

     "4.  Maturity Date
          (Section 6.1):           June 8, 2001."
     4. Domestic Loan Agreement Tangible Net Worth Covenant. In Section 5 of the Schedule to the Domestic Loan Agreement, the amount "$3,200,000" is hereby replaced by the amount "$5,000,000", so that the sentence following the heading "Minimum Tangible Net Worth" now reads as follows: "Borrower shall maintain a Tangible Net Worth of not less than $5,000,000 to be tested quarterly."

     5.   Domestic Loan Agreement Audit Fees. In the third sentence of Section
5.4 of the Domestic Loan Agreement, the amount "$500" is hereby replaced by the amount "$600", so that such sentence now reads as follows:

     "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."
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               Silicon Valley Bank                Amendment to Loan Agreements
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     6.   Domestic Loan Agreement Early Termination Fee. Section 6.2 of the
Domestic Loan Agreement is hereby amended in its entirety to read as follows:

          "6.2 Early Termination. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Silicon under this
     Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to * two percent (2.0%) of the Maximum Credit Limit, provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

     * one percent (1.0%)"

     7. Domestic Loan Agreement Fee. In consideration for Silicon agreeing to amend the Domestic Loan Agreement as set forth herein, Borrower shall concurrently pay Silicon a fee in the amount of $10,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Agreements. Silicon is authorized to charge said fee to Borrower's loan account.

     8. Exim Loan Agreement Credit Limit. In the first sentence of Section 1 of the Schedule to the Exim Loan Agreement, (i) the amount "$1,000,000" is hereby replaced by the amount "$1,500,000", and (ii) the percentage "80%" is hereby replaced by the percentage "85%", so that such sentence now reads as follows:

          "The unpaid principal balance of all Exim Loans and all accrued interest thereon from time to time outstanding may not exceed the lesser of (i) $1,500,000 at any one time outstanding (the "Maximum Credit Limit"); or (ii) 85% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)."

     9. Exim Loan Agreement Interest Rate. Section 2 of the Schedule to the Exim Loan Agreement is hereby amended in its entirety to read as follows:

     "2.  Interest.
         Interest Rate
         (Section 1.2):       A rate equal to the "Prime Rate" in
                              effect from time to time, plus 1.5%
                              per annum.  Interest shall be
                              calculated on the basis of a 360-day
                              year for the actual number of days
                              elapsed.
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               Silicon Valley Bank                Amendment to Loan Agreements
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                              "Prime Rate"means the rate announced from
                              time to time by Silicon as its "prime
                              rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.
          Minimum Monthly
          Interest (Section 1.2):  N/A."
     10. Exim Loan Agreement Maturity Date. Section 4 of the Schedule to the Exim Loan Agreement is hereby amended in its entirety to read as follows:

     "4.  Maturity Date
          (Section 6.1):           June 8, 2001."
     11. Exim Loan Agreement Tangible Net Worth Covenant. In Section 5 of the Schedule to the Exim Loan Agreement, the amount "$3,200,000" is hereby replaced by the amount "$5,000,000", so that the sentence following the heading "Minimum Tangible Net Worth" now reads as follows: "Borrower shall maintain a Tangible Net Worth of not less than $5,000,000 to be tested quarterly."

     12. Exim Loan Agreement Audit Fees. In the third sentence of Section 5.4 of the Exim Loan Agreement, the amount "$500" is hereby replaced by the amount "$600", so that such sentence now reads as follows:

     "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

     13. Exim Loan Agreement Early Termination Fee. Section 6.2 of the Exim Loan Agreement is hereby amended in its entirety to read as follows:

          "6.2 Early Termination. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three
     Business Days after written notice of termination is given to Silicon;
     or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to * two percent (2.0%) of the Maximum Credit Limit, provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley
     Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.
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               Silicon Valley Bank                Amendment to Loan Agreements
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     * one percent (1.0%)"

     14. Exim Loan Agreement Fee. In consideration for Silicon agreeing to amend the Exim Loan Agreement as set forth herein, Borrower shall concurrently pay Silicon a fee in the amount of $22,500, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Agreements. Silicon is authorized to charge said fee to Borrower's loan account.

     15. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreements, as amended hereby, are true and correct.

     16. General Provisions. This Amendment, the Loan Agreements, any prior written amendments to the Loan Agreements signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreements, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                               Silicon:

DTM CORPORATION                         SILICON VALLEY BANK


By  /s/ John S. Murchison, III          By  /s/ Milad Hanna
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   President or Vice President              Vice President

By  /s/ Geoffrey W. Kreiger
---------------------------
    Secretary or Ass't Secretary